SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

FIRST CAROLINA INVESTORS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FIRST CAROLINA INVESTORS, INC.
P.O. BOX 1827
FORT MILL, SOUTH CAROLINA 29716-1827

Notice of 2006 Annual Meeting of Shareholders
To Be Held on June 21, 2006

TO THE SHAREHOLDERS:
      Notice is hereby given that the 2006 Annual Meeting of Shareholders (the “Meeting”), of First Carolina Investors, Inc. (the “Company”), will be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730 at 1:00 p.m., on June 21, 2006 for the following purposes:

1.	To elect five directors of the Company to serve until the 2007 Annual Meeting of Shareholders.

2.	To consider and act upon any other matters which may properly come before the Meeting.
      Shareholders of record at the close of business on May 3, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof.
Important Notice
Please complete, sign, date, and return the enclosed proxy card to ensure that your shares are voted at the Meeting. A return envelope addressed to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, Proxy Department, New York, New York 10004 is enclosed. If you attend in person, you may withdraw your proxy and vote in person.

By Order of the Board of Directors

Cynthia J. Raby
Assistant Secretary
Dated: May 12, 2006

May 12, 2006
FIRST CAROLINA INVESTORS, INC.

PROXY STATEMENT

2006 Annual Meeting of Shareholders
To Be Held on June 21, 2006
GENERAL INFORMATION
      This statement is furnished in connection with the solicitation by the Board of Directors of First Carolina Investors, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders of First Carolina Investors, Inc. (the “Meeting”) to be held on June 21, 2006 at 1:00 p.m., and any adjournment thereof. The Meeting will be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730.
      Certain financial statements of the Company and the related notes are contained in the Annual Report. Under separate cover we will provide you with a copy of the most recent Semi-Annual Report. A copy of the Annual Report has also been provided. If you have not received or do not receive the reports, a copy will be provided to shareholders without charge upon request directed to the Assistant Secretary, P.O. Box 1827, Fort Mill, South Carolina 29716. Copies are also available on the Securities and Exchange Commission’s web site at www.sec.gov. Shareholders may also use our toll-free number (1-866-705-4276) to request the reports. This Proxy Statement and Form of Proxy will first be sent to shareholders on or about May 15, 2006.
VOTING, SOLICITATION AND REVOCABILITY OF PROXIES
      The only voting securities of the Company are shares of common stock having no par value of which 3,500,000 are authorized. The total number of shares issued as of May 3, 2006 was 886,679, of which the Company holds 100 shares as treasury stock, leaving 886,579 shares outstanding and entitled to vote at the Meeting. The holders of common stock are generally entitled to one vote for each share of common stock on each matter submitted to a vote at a meeting of shareholders. Shareholders of record on May 3, 2006 will be entitled to vote on the matters described herein.
      The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Meeting, withdrawing such proxy and voting in person. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the broker does not vote. Proxies will extend to, and will be voted at, any properly adjourned session of the Meeting.
      The expense of solicitation of proxies will be borne by the Company. In addition to the use of mail, proxies may be solicited by the directors, officers, employees of the Company, and/or their agents (who will receive no additional compensation therefore) by means of personal interview, telephone, facsimile or other electronic means. It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward soliciting material to the shareholders and to obtain authorization for the execution of proxies. The Company may upon request reimburse banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding proxy materials to shareholders.

PRINCIPAL SHAREHOLDERS
      The following table shows the stock ownership as of May 3, 2006 of the shareholders who are known to the Company to be beneficial owners of more than five percent of the Company’s common stock.

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership	of Class (1)

Brent D. Baird,	529,724 (2)	59.7%
Bruce C. Baird, and 19 others
1350 One M&T Plaza
Buffalo, New York 14203

(1)	Based on the number of shares of common stock of the Company outstanding as of May 3, 2006 which was 886,579.
(2)	Mr. Brent D. Baird and Mr. Bruce C. Baird disclaim beneficial ownership or interest in 438,840 and 522,292, respectively, of such shares. These shares are held in family trusts or custodianships and by their wives, relatives, entities owned and controlled by the Baird family and business associates.
STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS
      The following table represents the number of shares of common stock of the Company beneficially owned by the directors, nominees and officers of the Company as of May 3, 2006.

Name of Director or Nominee	Shares Owned		Percent of Class (1)

Bruce C. Baird	529,724	(2)	59.7%
Theodore E. Dann, Jr.	200		*
Patrick W.E. Hodgson	6,700	(4)	*
James E. Traynor	10,612	(3)	1.2%
H. Thomas Webb III	14,500		1.6%

Name of Officer

Brent D. Baird	529,724	(2)	59.7%
All directors and officers as a group	561,736		63.4%

*	Less than one percent

(1)	Based on the number of shares of common stock of the Company outstanding as of May 3, 2006, which was 886,579.
(2)	Mr. Brent D. Baird and Mr. Bruce C. Baird disclaims beneficial ownership or interest in 438,840 and 522,292, respectively, of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(3)	Includes 2,612 shares owned by Mr. Traynor’s wife. Mr. James E. Traynor disclaims beneficial ownership with respect to the shares owned by his wife.
(4)	Mr. Patrick W.E. Hodgson disclaims beneficial ownership or interest in 6,700 shares. The shares are held in a family foundation.

PROPOSAL 1 — ELECTION OF DIRECTORS
NOMINEES
      Five directors of the Company are to be elected to hold office until the next annual election of directors and until their successors have been duly elected and qualified. Certain information with respect to the nominees for election as directors is set forth below. Should any one or more of the persons named be unable or unwilling to serve (which is not expected) the proxies will be voted for such other person or persons as the directors may recommend.
      Any shareholder is entitled to vote, in person or by proxy, the number of shares standing of record in the shareholder’s name on the record date for as many persons as there are directors to be elected. Cumulative voting is not permitted. The affirmative vote of a majority of shares outstanding and entitled to vote is required to elect directors. The Board has determined that a majority of its members and nominees satisfy the independence criteria currently required. The independent members of the Board are Messrs. Theodore E. Dann, Jr. Patrick W.E. Hodgson, James E. Traynor and H. Thomas Webb III. The directors of the Company recommend a vote FOR the nominees listed below. Each of the following nominees was elected as a director at the 2005 Annual Meeting of Shareholders.
      The following information is presented with respect to those nominees who are considered “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Number of
Portfolio in
		Term of		Fund Complex	Other
	Position(s)	Office and	Principal	Overseen	Directorships
	Held	Length of	Occupation(s)	by Director	Held by Director
	With	Time	During Past 5	or Nominee	or Nominee for
Name, Age and Address	Fund	Served	Years	for Director	Director

Bruce C. Baird (1)(2), 60 215 Broadway Buffalo, New York 14204	Vice- President, Secretary, and Director	Since June 19, 1991	Since 1975, Mr. Bruce C. Baird has been Chairman and owner of Belmont Management Co., Inc., a real estate development and management company. Since 1985, Mr. Bruce C. Baird has been President of Belmont Contracting Co., Inc., a construction company.	Not Applicable	Belmont Management Co., Inc. (a real estate development and management company)

(1)	Mr. Bruce C. Baird and Mr. Brent D. Baird, the Company’s President, are brothers. No other directors or officers are related.
(2)	As a member of the Company’s management and a principal shareholder, Mr. Bruce C. Baird is an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

      The following information is presented with respect to those nominees who are not considered “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

		Term of		Other
	Position(s)	Office and	Principal	Directorships
	Held	Length of	Occupation(s)	Held by Director
	With	Time	During Past 5	or Nominee for
Name, Age and Address	Fund	Served	Years	Director

Theodore E. Dann, Jr., 53 5250 North Sherman Street Denver, Colorado 90216	Director	Since January 17, 1995	Mr. Dann is President and CEO of ACH Foam Technologies, LLC.

Patrick W.E. Hodgson, 65 60 Bedford Road Toronto, Ontario Canada M5R 2K2	Director	Since June 17, 1992	Mr. Hodgson has been Chairman of the Board of Todd Shipyards Corporation since February, 1993 and has been the President of Cinnamon Investments Ltd. since 1981.	Todd Shipyards Corporation M&T Bank Corporation

James E. Traynor, 56 1030 Assembly Drive Fort Mill, South Carolina 29708	Director	Since May 29, 1998	Mr. Traynor is President of Clear Springs Development Co, LLC (real estate development).

H. Thomas Webb III, 58 Suite 1300 400 South Tryon Street Charlotte, North Carolina 28201	Chairman, Director	Since June 30, 1979	Mr. Webb is Senior Vice President of Crescent Resources, Inc. (real estate development company).
DOLLAR RANGE OF EQUITY SECURITIES
      The following table gives information regarding the dollar range of equity securities in the Company for the directors and nominees as of May 3, 2006.

Aggregate Dollar Range
of Equity Securities
in all Funds
Overseen or to
be Overseen by
	Dollar Range of	Director or Nominee
	Equity Securities	in Family of
Name of Director or Nominee	in the Fund (1)	Investment Companies

Bruce C. Baird	over $100,000	Not Applicable
Patrick W.E. Hodgson	over $100,000	Not Applicable
James E. Traynor	over $100,000	Not Applicable
H. Thomas Webb III	over $100,000	Not Applicable

(1)	Based on the last sales price for a share of common stock of the Company on May 8, 2006, which was $36.50.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, officers and persons who own more than 10 percent of a registered class of the Company’s securities file reports with the Securities and Exchange Commission of any purchase or sale of the Company’s common stock and provide the Company with a copy of the Section 16(a) forms they file. Based solely on a review of all such forms furnished to the Company, the Company believes that with respect to fiscal year 2005, all such persons complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS
      The following is a listing of the Company’s executive officers:

Other
	Position(s)	Term of	Principal	Directorships
	Held	Office and	Occupation(s)	Held by Director
	With	Length of	During Past 5	or Nominee for
Name, Age and Address	Fund	Time Served	Years	Director

H. Thomas Webb III, 58	Chairman	Since May 19, 2004	Mr. Webb has been Chairman of the Company since 2004. From 1979 to 2000 Mr. Webb served as President of the Company.

Brent D. Baird (1)(2)(4), 67 1350 One M&T Plaza Buffalo, New York 14203	President	Since July 25, 2001	Mr. Baird is primarily a private investor and a registered person with Trubee Collins & Co., Inc., a member of the National Association of Securities Dealers, Inc. Mr. Baird was Chairman of the Company from 1978 to 2004. Mr. Baird has served as President from 2001 to present.	M&T Bank Corporation Todd Shipyards Corporation Merchants Group, Inc.

Bruce C. Baird (3)(4), 60 215 Broadway Buffalo, New York 14204	Vice- President, Secretary, and Director	Since June 19, 1991	Since 1975, Mr. Bruce C. Baird has been Chairman and owner of Belmont Management Co., Inc., a real estate development and management company. Since 1985, Mr. Bruce C. Baird has been President of Belmont Contracting Co., Inc., a construction company.	Belmont Management Co., Inc. (a real estate development and management company)

(1)	Mr. Brent D. Baird oversees the securities investments on behalf of the Company. As a member of the Company’s management and a principal shareholder, Mr. Brent D. Baird is an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.
(2)	Mr. Brent D. Baird disclaims beneficial ownership or interest in 438,840 of 529,724 shares previously disclosed. The remaining shares are held in family trusts or custodianships and by relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Brent D. Baird and 20 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(3)	Mr. Bruce C. Baird disclaims beneficial ownership or interest in 522,292 of 529,724 shares previously disclosed. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(4)	Mr. Brent D. Baird and Mr. Bruce C. Baird are brothers. No other directors or officers are related.

EXECUTIVE OFFICERS’ AND DIRECTORS’ COMPENSATION
      Each Director receives fees of $2,500 for each of the four meetings of Directors attended in 2005 and $1,000 per audit committee meeting attended. Effective September, 2005 the Audit Committee fee increased to $2,000 per meeting attended. Each Director received an additional $10,000 annual retainer fee. The Chairman of the Audit Committee received an additional $5,000 annual retainer fee. The executive officers listed below do not receive compensation other than director fees. The Company has not entered into any employment agreements.

Total
Compensation
Name of Person, Position	from the Company

Bruce C. Baird	$20,000
Vice-President, Secretary and Director

H. Thomas Webb III (1)	$20,000
Chairman, Director

Theodore E. Dann, Jr.	$27,000
Director

Patrick W. E. Hodgson	$27,000
Director

James E. Traynor (1)	$32,000
Director

(1)	The Company had a non-qualified Deferred Compensation Plan, pursuant to which directors and officers of the Company, as designated by the Board of Directors, may elect to defer payment of certain amounts of their fees or salary. Messrs. Webb and Traynor have participated in the plan, accumulating $1,523,085 and $898,489, respectively. As of January 1, 1998, additional contributions were no longer permitted.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS
      The Company has not adopted a formal policy on Board member attendance at its Annual Meeting of Shareholders, although all Board members are encouraged to attend, and historically, most have done so. All Board members attended the Company’s 2005 Annual Meeting of Shareholders.
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
      Shareholders may contact one or more members of the Board of Directors by writing to the Assistant Secretary at the address listed on the front page of this Proxy Statement.
MEETINGS AND COMMITTEES OF DIRECTORS
      There are two committees of directors. They are the Audit Committee and the Pricing Committee. The Pricing Committee is composed of Brent D. Baird and H. Thomas Webb III. Mr. Brent D. Baird is considered an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940. The Pricing Committee determines the fair value of certain securities that cannot be given a market value through market quotations which are readily available, either through a national pricing service approved by the Board or by independent broker-dealers or market makers, also in accordance with the valuation procedures approved by the Board. The Pricing Committee provides the value to be used for such securities until another valuation source is identified through one of the two sources outlined above. The Audit Committee is composed entirely of directors who are not interested persons of the Company (as defined in the 1940 Act). The independent members of the Audit Committee are James E. Traynor, Chairman, Theodore E. Dann, Jr. and Patrick W.E. Hodgson. The Audit Committee is charged with the duty of reviewing and considering the auditors’ fee estimates, billings and independence. The Audit Committee is available to the auditors during the audit and meets with the auditors after completion of the audit to review the financial statements of the Company, the auditors’ assessment of the correctness and quality of the financial statements and the recommendations of the auditors on internal controls.

The Audit Committee also reviews and oversees internal accounting policies and practices. The Audit Committee held five meetings during 2005.
      The Board does not maintain a standing nominating or compensation committee; however the independent directors on the Board function in the capacity of a nominating committee. To that end, the qualifications of candidates considered include: at all times a majority of the Directors must be independent; all Directors should have business experience that makes them qualified to serve as a Director of the Company; the Directors are often shareholders with a personal stake in the growth and stability of the Company; and all individuals recommended for appointment to the Board must also meet the eligibility requirements specified in the Company’s Bylaws.
      The independent directors will consider valid shareholder nominations for directors made in writing. In order to be considered for the next election of directors at the 2007 Annual Meeting, shareholder nominations must be received by the Secretary at the Company’s principal office on or before December 29, 2006. In order to be valid, a shareholder nomination must set forth (1) the name and address, as they appear on the Company’s books, of the shareholder nominating the candidate; (2) the number of shares of the Company’s stock beneficially owned by the shareholder; (3) the name, age, business address, and residence address of the nominee; (4) the principal occupation or employment of the nominee; (5) the number of shares of the Company’s stock beneficially owned by the nominee, if any; (6) a description of all arrangements or understandings between the shareholder and the nominee and any other persons pursuant to which the shareholder is making the nomination; and (7) any other information required to be disclosed in solicitations of proxies for election of directors, relating to any person that the shareholder proposes to nominate for election or reelection as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
      The Board of Directors held four meetings during 2005. Each director attended all of the meetings of the Board of Directors and meetings held by the committees of the Board of Directors on which he served.
AUDIT MATTERS
      Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Traynor, Dann and Hodgson, each of whom the Board of Directors has determined is independent within the established guidelines for independence and meet the financial literacy requirements for Audit Committee members. The Audit Committee operates under a written charter approved by the Board of Directors. The Board and the Audit Committee have not designated a financial expert on the Audit Committee. The Board and the Audit Committee believe that the combined educational and business experience of its members, in addition to outside experts available, provides adequate resources to address the varying areas of responsibility of the Audit Committee.
      Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.
      Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

JAMES E. TRAYNOR, CHAIRMAN
THEODORE E. DANN, JR.
PATRICK W.E. HODGSON
AUDIT AND RELATED FEES
      Set forth below is information relating to the aggregate KPMG LLP fees for professional services rendered for the fiscal year ended December 31, 2005.
      Audit Fees. The aggregate KPMG LLP fees billed for 2005 and 2004 were $61,950 and $59,000 respectively, for professional services rendered for the audit of the registrant’s financial statements for the fiscal year ended December 31, 2005 and 2004.
      Tax Fees. The aggregate KPMG LLP fees billed for 2005 and 2004 were $50,900 and $34,500 respectively, for professional services rendered to the Company for tax return preparation and research.
      All Other Fees. There were no other fees billed by KPMG LLP to the Company.
      Audit Committee Pre-Approved Policy. The Audit Committee of the Company requires all audit, tax, audit-related fees and all other fees be proposed and pre-approved with the Audit Committee prior to the services being provided. The Audit Committee carefully considers the independence of the accountants and the reasonableness of the fees quoted in relation to the services anticipated. All of the above fees were pre-approved by the Audit Committee and all the services performed above were performed by KPMG LLP full-time permanent employees. The Audit Committee did not have to consider whether the provision of non-audit services to any other entity other than the Company, were compatible with maintaining KPMG LLP independence. The Audit Committee does not delegate its responsibility to pre-approved services performed by the independent registered public accountants to management.
LEGAL PROCEEDINGS
      The Company has no material pending legal proceedings to which any Director or nominee for Director or affiliated person of such Director or nominee is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc. (“Trubee, Collins”), of which Brent D. Baird, President and an affiliated person of the Company is a registered person. The total commissions paid by the Company to Trubee, Collins in the last three years were $4,200, $6,775, and $4,175 for 2005, 2004 and 2003, respectively.

PROPOSAL 2 — OTHER MATTERS
      The Board of Directors does not know of any business which will be presented at the Meeting other than the matters specifically set forth in the Notice of Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying Form of Proxy and acting thereunder will vote in accordance with their best judgment of such matters.
SHAREHOLDER PROPOSALS
PROPOSALS IN THE COMPANY’S PROXY STATEMENT
      Shareholders having proposals which they desire to present at next year’s annual meeting should, if they desire that such proposals be included in the Board of Directors’ proxy and proxy statement relating to such meeting, submit such proposals in time to be received by the Company and its independent directors at its principal executive office in Fort Mill, South Carolina, not later than December 29, 2006. To be so included, all such submissions must comply with the requirements set forth in Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors directs the close attention of interested shareholders to such rule.
PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY’S PROXY MATERIAL
      For any shareholder proposal to be presented in connection with the 2007 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a shareholder must give timely written notice thereof in writing to the Company. To be timely, a shareholder’s notice must be delivered to the Company not later than March 9, 2007.
      Shareholders are urged to sign the enclosed Form of Proxy solicited on behalf of the Board of Directors and return it at once in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders’ direction.

By Order of the Board of Directors

Cynthia J. Raby
Assistant Secretary
Fort Mill, South Carolina

APPENDIX A
FIRST RESTATED
PROXY VOTING POLICY
OF
FIRST CAROLINA INVESTORS, INC.
Adopted: MARCH 23, 2005
       The following Proxy Voting Policy, originally adopted on May 21, 2003, by the Board of Directors of First Carolina Investors, Inc. is hereby restated as follows:
      The Proxy Voting Policy of First Carolina Investors, Inc. (the “Fund”) will be procedurally for the President to vote according to “management’s recommendations” in the received proxies, provided the vote is in the best interest of the Fund, and to send a copy to the Assistant Secretary for filing in the business records at the Fund’s headquarters. If the President believes it is not in the Fund’s best interests to vote in accordance with “management’s recommendations” on a proxy received, he will prepare a memorandum disclosing such reasons for disagreeing with “management’s recommendations” which will be kept in the business records at the Fund’s headquarters. In the event of a conflict of interest, the President will contact the Pricing Committee and the full Board of Directors of the fund to discuss the issues. Copies of all proxies received and voted on will be available for all Directors and Officers to review at any time.

FIRST CAROLINA INVESTORS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
June 21, 2006 at 1:00 p.m.
       KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of First Carolina Investors, Inc., a Delaware corporation, hereby constitutes and appoints PATRICK W.E. HODGSON and BRUCE C. BAIRD or either of them, each with full powers of substitution, as attorneys and proxies for and on behalf of the undersigned, to act for and vote all of the shares of common stock of FIRST CAROLINA INVESTORS, INC. held or owned by the undersigned or standing in the name of the undersigned, at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730, on June 21, 2006 at 1:00 p.m., or any adjournment thereof, on the following matters:
       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and in the discretion of the proxies with respect to any matters under Proposal 2.
Item 1.   ELECTION OF DIRECTORS:

Bruce C. Baird	Theodore E. Dann, Jr.	Patrick W.E. Hodgson	James E. Traynor	H. Thomas Webb III

(a) ☐ FOR all nominees listed above (except as indicated below)	(b) ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below):

Item 2.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(SEE REVERSE SIDE)

THE UNDERSIGNED hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated May 12, 2006 and the Proxy Statement furnished herewith.

Dated: ____________________________________________________________ , 2006

Signature

Signature (if held jointly)

Please sign exactly as name appears on stock records. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.